                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported): October 20, 1998 (October 19, 1998)
                                                  ----------------------------------

                       SHARED MEDICAL SYSTEMS CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       0-7416                       23-1704148
----------------------------  ------------------------  ---------------------------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer Identification No.)
 of incorporation)

     51 Valley Stream Parkway, Malvern, Pennsylvania       19355
     -----------------------------------------------     ---------
         (Address of Principal Executive Offices)       (Zip Code)


                                (610) 219-6300
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

On October 19, 1998, the Registrant issued a press release concerning its financial results for the third fiscal quarter ended September 30, 1998. A copy of the press release is filed as Exhibit 99 to this report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Press Release dated October 19, 1998.

                              * * * * * * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               SHARED MEDICAL SYSTEMS CORPORATION
                                          (Registrant)

Date: October 20, 1998         By: /s/ Terrence W. Kyle
                                   ------------------------------------------
                                   Terrence W. Kyle,
                                   Senior Vice President
                                   Chief Financial Officer
                                   Treasurer and Assistant Secretary